---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                 Patriot Select
                                 Dividend Trust



                                 JUNE 30, 2000




                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                           TRANSFER AGENT FOR AUCTION
                            MARKET PREFERRED SHARES
                             Bankers Trust Company
                               Four Albany Street
                               New York, NY 10005

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                        Boston, Massachusetts 02116-5022

                   Listed New York Stock Exchange Symbol: DIV

                           For shareholder assistance
                                refer to page 15
                -------------------------------------------------


===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

After four years of spectacular returns, the stock market succumbed in the first six months of 2000 largely to the pressures of rising interest rates, as the Federal Reserve kept up its campaign to fight inflation. The red-hot economy has begun to show signs of slowing, and investors are no longer blind to the real possibility that rising rates could slow corporate profits. The result was flat-to-negative results for the three main stock-market indexes through June. Bonds also suffered during this period, since their prices generally move in the opposite direction of rates.

But there was good news, too. The Treasury market, where shrinking supply bolstered prices thanks to the government's efforts to retire some of its debt, performed well. And the Fed appears closer to the end of its tightening cycle, which will be a strong positive if it can slow the economy to a level that supports corporate earnings growth but keeps inflation at bay. The picture on the global economy is brighter and technology continues to dominate as the driver of ever-improving corporate productivity.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

No matter what happens next in the financial markets, these past several months only served to reinforce some of the important lessons for investors: Diversify, invest in line with your tolerance for risk and maintain a long-term perspective.

Since not all parts of your portfolio will perform equally well all the time, it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                             Select Dividend Trust

               Preferred stocks struggle as interest rates climb;
               --------------------------------------------------

                             utility stocks rebound
                             ----------------------


Preferred stocks remained under pressure during the last 12 months, as worries about inflation and a string of interest-rate hikes muted returns. Because of their high, mostly fixed dividends, preferred stocks tend to be quite sensitive to interest-rate movements. In an effort to put the breaks on the robust U.S. economy's growth and a sky-high stock market, the Federal Reserve made six short-term interest-rate increases during the past year. The most recent rate hike was a half-percentage-point increase in May, the largest rate hike in five years. As short-term interest rates soared, preferred-stock prices moved lower. Although June brought more uncertainty over whether the Fed would raise interest rates, it didn't do so and preferreds perked up a bit at month's end, as investors opportunistically looked to them for their bargain prices and high yields.

         After suffering through a dismal 1999, utility common stocks - which make up roughly one third of the Fund - did reasonably well in the first two months of 2000. This dramatic turnaround can be explained in part by the fact that utilities are among a few stock-market sectors that pay handsome dividends, which have resulted in yields that are quite high from a historical perspective. At the same time, utilities began to shed their traditional reputation as being supersensitive to interest-rate changes. In fact, utilities no longer need to borrow large amounts to fund the building of new generating capacity. Some investors

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Select Dividend Trust. Caption below reads "Fund management team members (l-r): Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"...worries about inflation and a string of interest-rate hikes muted returns."

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


"...strong individual performers, especially among our utitlity common stocks."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 3%, Industrials 7%, Financials 21%, Utility Common Stocks 34% and Utility Preferred Stocks 35%. A note below the chart reads "As a percentage of net assets on June 30, 2000."]
--------------------------------------------------------------------------------

began to embrace the notion that deregulation was unlocking value for many utilities. In addition, weary investors were seeking a safer haven from the volatility that marked the tech sector - and even some blue-chip stocks - during the first six months of the new millennium. Furthermore, many utility stocks were viewed favorably as bargains after years of underperforming the stock market overall. Finally, the summer had barely begun when there were signs that electricity might be in short supply in some areas of the country, resulting in higher prices for power in deregulated open markets such as California.

Performance review

The losses suffered by preferred stocks, which made up 66% of John Hancock Patriot Select Dividend Trust at the end of the period, held the Fund back over the last year. For the 12 months

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is TDS Capital followed by an up arrow with the phrase "Credit upgraded to investment-grade status." The second listing is LG&E Energy Corp. followed by an up arrow with the phrase "Acquisition target." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

ended June 30, 2000, the Fund returned -4.94% at net asset value. During the same period, the Dow Jones Utility Average - which tracks the performance of 15 electric and natural gas companies - returned 0.81%.

Utility commons stand out

Although the Fund's overall result was disappointing, we had some strong individual performers, especially among our utility common stocks. Electric utility company DPL rose substantially when well-known leveraged-buyout shop KKR made a significant investment in the company. The stock was also bolstered by the company's buyback of its own shares. The common stock of LG&E Energy Corp. got a significant boost when it was announced that the company would be acquired by U.K.-based PowerGen. Potomac Electric Power was another good performer, thanks to the company's sale of its power-generating assets, the growth of its fiber-optic business and its stock buyback plan. In contrast, Western Resources drastically underperformed the utility group due to its inability to complete a planned merger and problems with its Protection One home security business. The company's credit rating was downgraded in response.

         Most of our preferreds were lackluster, in line with the preferred market as a whole, but there were a couple of bright spots. One was Telephone and Data Systems (TDS Capital), which was upgraded to investment-grade status during the period. The higher rating came in recognition of the strength of TDS' wireless telephone business.

Growing biz lines = opportunities

Because they were cheap relative to their historic value, we've been adding more utility common

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended June 30, 2000." The chart is scaled in increments of 1% with -5% at the bottom and 1% at the top. The first bar represents the -4.94% total return for John Hancock Patriot Select Dividend Trust. The second bar represents the 0.81% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

stocks to the Fund's portfolio. We continued to place an emphasis on utilities pursuing high-growth fiber-optic and broadband businesses as a way to boost their earnings, such as NSTAR, Potomac Electric and Kansas City Power & Light Co. We also favored Alliant Energy Corp., due to its large holdings in a competitive local exchange carrier that has been grabbing small-company phone business away from bigger competitors. We also occasionally looked for utility stocks that offered the potential for strong returns resulting from being taken over or merging.

Financials stay

Anticipated merger and acquisition activity, coupled with relatively high yields, were the main reasons why we continued to hold onto preferreds in the financial sector, including Morgan Stanley, Lehman Brothers and Bear Stearns. With the repeal of the Glass-Steagall Act - which once prevented banks, insurers and securities brokers from merging - we believe the stage is set for many of our financial services holdings to be merged or acquired.

Outlook

We believe that the Federal Reserve may be nearing the end of its tightening activities. That viewpoint is based on the fact that we're beginning to see growing evidence that the economy is slowing. New-home sales have leveled off, existing-home sales have declined, auto sales have flattened and employment growth recently slowed. To the extent that investors recognize the value that preferred stocks now offer relative to U.S. Treasury securities, preferreds will benefit. We began to see evidence of this at the end of the period.

         As for utility common stocks, we're optimistic. We anticipate continued consolidation in the industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer unregulated services like broadband, fiber optics and others. We believe that investors may find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


"...the Federal Reserve may be nearing the end of its tightening activities."

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $146,428,879) ........................  $136,408,891
  Common stocks (cost - $67,088,626) ............................    70,397,442
  Short-term investments (cost - $987,640) ......................       987,640
                                                                  -------------
                                                                    207,793,973
 Cash ...........................................................           317
 Dividends receivable ...........................................       872,773
 Other assets ...................................................        35,285
                                                                  -------------
                                  Total Assets ..................   208,702,348
                                  ---------------------------------------------
Liabilities:
 AMPS dividend payable ..........................................       362,052
 Common Share dividend payable ..................................           100
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .......................................       188,930
 Accounts payable and accrued expenses ..........................        62,417
                                                                  -------------
                                  Total Liabilities .............       613,499
                                  ---------------------------------------------
Net Assets:
 Auction Market Preferred Shares Stock
  Series A (AMPS) - Without par value, unlimited
  number of shares of beneficial interest authorized,
  700 shares issued, liquidation preference of
  $100,000 per share - Note A ...................................    70,000,000
                                                                  -------------

 Common Shares - Without par value, unlimited
   number of shares of beneficial interest authorized,
   9,885,027 shares issued and outstanding ......................   141,818,941
 Accumulated net realized gain on investments ...................     1,301,980
 Net unrealized depreciation of investments .....................    (6,711,172)
 Undistributed net investment income ............................     1,679,100
                                                                  -------------
Net Assets Applicable to Common Shares:
 ($13.97 per share based on 9,885,027
  shares outstanding) ...........................................   138,088,849
                                                                  -------------
                                  Net Assets ....................  $208,088,849
                                  =============================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended June 30, 2000
--------------------------------------------------------------------------------

Investment Income:
 Dividends ......................................................   $14,992,007
 Interest .......................................................       101,229
                                                                  -------------
                                                                     15,093,236
                                                                  -------------
 Expenses:
  Investment management fee - Note B ............................     1,730,471
  Administration fee - Note B ...................................       324,463
  AMPS and auction fees .........................................       184,931
  Federal excise tax ............................................        68,554
  Custodian fee .................................................        62,952
  Printing and postage ..........................................        48,800
  Auditing fee ..................................................        48,550
  Transfer agent fee ............................................        44,476
  Miscellaneous .................................................        35,808
  Trustees' fees ................................................         8,645
  Legal fees ....................................................         1,866
                                                                  -------------
                                  Total Expenses ................     2,559,516
                                  ---------------------------------------------
                                  Net Investment Income .........    12,533,720
                                  ---------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ..........................     1,452,674
 Change in net unrealized appreciation/depreciation
  of investments ................................................   (20,328,352)
                                                                  -------------
                                  Net Realized and Unrealized
                                  Loss on Investments ...........   (18,875,678)
                                  ---------------------------------------------
                                  Net Decrease in Net Assets
                                  Resulting from Operations .....    (6,341,958)
                                  ---------------------------------------------
                                  Distribution to AMPS
                                  Shareholders ..................    (3,093,728)
                                  ---------------------------------------------
                                  Net Decrease in Net Assets
                                  Applicable to Common
                                  Shareholders Resulting from
                                  Operations Less AMPS
                                  Distributions .................   ($9,435,686)
                                  =============================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                YEAR ENDED JUNE 30,
                                                                                  -----------------------------------------------
                                                                                          1999                       2000
                                                                                  ---------------------     ---------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ........................................................        $12,408,063                $12,533,720
 Net realized gain on investments sold ........................................          2,038,353                  1,452,674
 Change in net unrealized appreciation/depreciation of investments ............         (9,897,925)               (20,328,352)
                                                                                   ---------------            ---------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............          4,548,491                 (6,341,958)
                                                                                   ---------------            ---------------
Distributions to Shareholders:
 AMPS ($4,121 and $4,420 per share, respectively) - Note A ....................         (2,885,045)                (3,093,728)
 Common Shares - Note A
  Dividends from net investment income ($1.1264 and
   $1.0800 per share, respectively) ...........................................        (11,134,302)               (10,674,632)
  Distribution in excess of net investment income ($0.1107 and
   none per share, respectively) ..............................................         (1,094,209)                     -
                                                                                   ---------------            ---------------
    Total Distributions to Shareholders .......................................        (15,113,556)               (13,768,360)
                                                                                   ---------------            ---------------
Net Assets:
 Beginning of period ..........................................................        238,764,232                228,199,167
                                                                                   ---------------            ---------------
 End of period (including undistributed net investment income of $2,291,663 and
  $1,054,684, respectively) ...................................................       $228,199,167               $208,088,849
                                                                                   ===============            ===============

Analysis of Common Shareholder Transactions:
                                                                                      YEAR ENDED JUNE 30,
                                                                -------------------------------------------------------------
                                                                            1999                          2000
                                                                ---------------------------     -----------------------------
                                                                   SHARES         AMOUNT          SHARES           AMOUNT

Shares outstanding, beginning of period .........................   9,885,027    $140,538,208    9,885,027      $141,881,450
 Reclassification of net realized long-term gains retained on investments sold (net of federal income taxes of $798,703 and
   none, respectively) ..........................................      -            1,483,305        -                 -
 Reclassification of capital accounts - Note D ..................      -             (140,063)       -               (62,509)
                                                                 ------------   -------------  -----------     -------------
 Shares outstanding, end of period ..............................   9,885,027    $141,881,450    9,885,027      $141,818,941
                                                                 ============   =============  ===========     =============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of capital amounts and the number of Common Shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.



                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       7

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED JUNE 30,
                                                                       -------------------------------------------------------------
                                                                           1996         1997        1998        1999        2000
                                                                       ------------ -----------  ----------  ----------  -----------

Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...............................     $14.56        $15.05      $15.60      $17.07     $16.00
                                                                       ---------     ---------   ---------   ---------  ---------
 Net Investment Income ..............................................       1.50          1.42        1.38        1.26       1.27
 Net Realized and Unrealized Gain (Loss) on Investments .............       0.53          0.65        1.62       (0.80)     (1.91)
                                                                       ---------     ---------   ---------   ---------  ---------
  Total from Investment Operations ..................................       2.03          2.07        3.00        0.46      (0.64)
                                                                       ---------     ---------   ---------   ---------  ---------
 Less Distributions:
 Dividends to AMPS Shareholders .....................................      (0.30)        (0.28)      (0.29)      (0.29)     (0.31)
 Distributions to Common Shareholders from Net Investment Income ....      (1.13)        (1.24)      (1.24)      (1.13)     (1.08)
 Distributions to Common Shareholders in Excess of Net Investment Income      -             -           -        (0.11)        -
 Distributions to Common Shareholders from Net Realized Short-Term Gain
  on Investments ....................................................      (0.11)           -           -           -          -
                                                                       ---------     ---------   ---------   ---------  ---------
  Total Distributions ...............................................      (1.54)        (1.52)      (1.53)      (1.53)     (1.39)
                                                                       ---------     ---------   ---------   ---------  ---------
 Net Asset Value, End of Period .....................................     $15.05        $15.60      $17.07      $16.00     $13.97
                                                                       =========     =========   =========   =========  =========
 Per Share Market Value, End of Period ..............................    $14.250       $14.313     $15.500     $13.813    $12.375
 Total Investment Return at Market Value ............................     11.83%         9.38%      17.26%      (3.56%)    (2.46%)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period (000s omitted)   $148,731      $154,214    $168,764    $158,199   $138,089
 Ratio of Expenses to Average Net Assets(1) .........................      1.85%         1.81%       1.68%       1.72%      1.74%
 Ratio of Net Investment Income to Average Net Assets(2) ............     10.00%         9.33%       8.38%       7.51%      8.57%
 Portfolio Turnover Rate ............................................        49%           47%         41%         30%        20%

Senior Securities
 Total AMPS Outstanding (000s omitted) ..............................    $70,000       $70,000     $70,000     $70,000    $70,000
 Asset Coverage per Unit(3) .........................................   $306,112      $318,281    $338,876    $329,508   $299,106
 Involuntary Liquidation Preference per Unit(4) .....................   $100,000      $100,000    $100,000    $100,000   $100,000
 Approximate Market Value per Unit(4) ...............................   $100,000      $100,000    $100,000    $100,000   $100,000


(1) Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.25%, 1.24%, 1.18%, 1.21% and 1.18%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.79%, 6.36%, 5.86%, 5.28% and 5.79%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


Schedule of Investments
June 30, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Select Dividend Trust on June 30, 2000. It's divided into three main categories: preferred and common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

PREFERRED STOCKS
Agricultural Operations (1.40%)
 Ocean Spray Cranberries, Inc., 6.25%,
  Ser A (R) .................................       40,000          $2,920,000
                                                                    ----------
Automobile/Trucks (2.08%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ..................      170,000           4,335,000
                                                                    ----------
Banks - United States (4.28%)
 Chase Manhattan Corp., 10.84%,
  Ser C .....................................       77,300           2,087,100
 FleetBoston Financial Corp., 6.75%,
  Ser VI ....................................       99,000           4,851,000
 HSBC USA, Inc., $2.8575 ....................       50,000           1,975,000
                                                                    ----------
                                                                     8,913,100
                                                                    ----------
Broker Services (7.74%)
 Bear Stearns Companies, Inc., 5.49%,
  Ser G .....................................      116,400           4,197,675
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ..................      129,689           4,879,549
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C .....................................       13,000             526,500
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ..................      107,650           3,068,025
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares                                 66,000           3,432,000
                                                                    ----------
                                                                    16,103,749
                                                                    ----------
Diversified Operations (0.31%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ..........................       25,000             645,313
                                                                    ----------

                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Finance (7.71%)
 Citigroup, Inc., 6.213%, Ser G .............       44,000          $1,980,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ..................       92,400           4,146,450
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ..................      165,000           4,145,625
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract ...........       41,700           1,052,925
 SLM Holding Corp., 6.97% ...................      100,000           4,712,500
                                                                    ----------
                                                                    16,037,500
                                                                    ----------
Leasing Companies (1.26%)
 AMERCO, 8.50%, Ser A .......................      105,000           2,611,875
                                                                    ----------
Oil & Gas (5.33%)
 Apache Corp., 5.68%,
  Depositary Shares, Ser B ..................       36,174           2,694,963
 Devon Energy Corp., 6.49%, Ser A ...........       51,000           4,395,690
 Lasmo America Ltd., 8.15% (R) ..............       40,000           4,000,000
                                                                    ----------
                                                                    11,090,653
                                                                    ----------
Utilities (35.44%)
 Alabama Power Co., 5.20% ...................      225,000           4,331,250
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ..................................       40,000           3,818,000
 Boston Edison Co., 4.25% ...................       42,989           2,579,340
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .....................................      183,500           9,358,500
 Entergy Gulf States Capital 1, 8.75%,
  Ser A .....................................       87,100           1,986,969
 Florida Power & Light Co., 6.75%,
  Ser U .....................................       25,000           2,326,500
 FPC Capital I, 7.10%, Ser A ................       53,000           1,099,750
 Hawaiian Electric Industries Capital
  Trust I, 8.36% ............................       50,000           1,196,875
  Indianapolis Power & Light Co., 5.65% .....       15,000           1,218,750
 Massachusetts Electric Co., 6.99% ..........       13,500           1,303,290
 MCN Michigan, L.P., 9.375%, Ser A ..........       29,800             737,550
 Monongahela Power Co., 7.73%, Ser L ........       44,000           4,532,000
 Montana Power Co., $6.875 ..................       36,500           3,358,000
 PSI Energy, Inc., 6.875% ...................       48,000           4,464,000
 Public Service Electric & Gas Co.,
  6.92% .....................................       14,625           1,345,500


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Utilities (continued)
 Puget Sound Energy, Inc., 7.45%, Ser II ....      165,140          $4,334,925
 Sierra Pacific Power Capital I, 8.60% ......       30,000             721,875
 Sierra Pacific Power Co., 7.80%,
  Ser 1 (Class A) ...........................      183,600           4,727,700
 South Carolina Electric & Gas Co.,
  6.52% .....................................       50,000           4,522,500
 Southern Union Financing I, 9.48% ..........       59,000           1,419,688
 TDS Capital Trust I, 8.50% .................      169,200           3,764,700
 TDS Capital Trust II, 8.04% ................       70,500           1,458,469
 Texas Utilities Electric Co., $1.875,
  Depositary Shares, Ser A ..................      102,000           2,499,000
 Texas Utilities Electric Co., $7.98 ........       29,200           2,993,000
 UtiliCorp Capital, L.P., 8.875%, Ser A .....       70,000           1,684,375
 Virginia Electric & Power Co., $6.98 .......       10,500           1,003,695
 Virginia Electric & Power Co., $7.05 .......       10,000             965,500
                                                                    ----------
                                                                    73,751,701
                                                                    ----------
                       TOTAL PREFERRED STOCKS
                          (Cost $146,428,879)      (65.55%)        136,408,891
                                                   -------         -----------
COMMON STOCKS
Utilities (33.83%)
 Alliant Energy Corp. .......................      158,000           4,108,000
 Ameren Corp. ...............................       30,000           1,012,500
 CH Energy Group, Inc. ......................      139,800           4,744,462
 CMP Group, Inc. ............................       36,250           1,062,578
 Conectiv, Inc. (Class A) ...................       33,350             812,906
 Consolidated Edison, Inc. ..................       55,000           1,629,375
 Dominion Resources, Inc. ...................       46,000           1,972,250
 DPL, Inc. ..................................      121,000           2,654,437
 DTE Energy Co. .............................      133,900           4,092,319
 Duke Energy Corp. ..........................       22,500           1,268,437
 Eastern Enterprises ........................       44,400           2,797,200
 Energy East Corp. ..........................       24,000             457,500
 Florida Progress Corp. .....................       20,000             937,500
 Kansas City Power & Light Co. ..............      110,000           2,475,000
 KeySpan Corp. ..............................       55,000           1,691,250
 LG&E Energy Corp. ..........................      108,150           2,582,081
 Montana Power Co. ..........................      176,800           6,243,250
 Northern States Power Co. ..................       55,000           1,110,312
 NSTAR ......................................       75,000           3,051,563
 OGE Energy Corp. ...........................      205,000           3,792,500
 Potomac Electric Power Co. .................      164,800           4,120,000
 Puget Sound Energy, Inc. ...................      170,500           3,633,781
 Reliant Energy, Inc. .......................       94,700           2,799,569
 Sierra Pacific Resources ...................      284,000           3,567,750
 TECO Energy, Inc. ..........................      162,750           3,265,172

                                                                      MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES        VALUE
-------------------                           ----------------        -----

Utilities (continued)
 UtiliCorp United, Inc. .....................      105,000          $2,086,875
 Western Resources, Inc. ....................       83,000           1,286,500
 WPS Resources Corp. ........................       38,000           1,142,375
                                                                   -----------
                          TOTAL COMMON STOCKS
                           (Cost $67,088,626)      (33.83%)         70,397,442
                                                 ---------         -----------

                                    INTEREST      PAR VALUE
                                      RATE      (000s OMITTED)
                                  -----------  ----------------

SHORT-TERM INVESTMENTS
Commercial Paper (0.48%)
 Chevron USA, Inc.,
  Due 07-03-00 ..................    6.55%            $988             987,640
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS           (0.48%)            987,640
                                                  --------        ------------
                        TOTAL INVESTMENTS          (99.86%)        207,793,973
                                                  --------        ------------
        OTHER ASSETS AND LIABILITIES, NET           (0.14%)            294,876
                                                  --------        ------------
                         TOTAL NET ASSETS         (100.00%)       $208,088,849
                                                  ========        ============


(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,920,000 or 3.33% of net assets as of June 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - Patriot Select Dividend Trust


NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940.

         Significant accounting policies of the Fund are as follows

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Additionally, net capital losses of $2,579 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (July 1, 2000) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 2000, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.82% to 5.00% during the year ended June 30, 2000.

         The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - Patriot Select Dividend Trust



"Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains the Fund's communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended June 30, 2000, aggregated $45,700,052 and $43,215,264, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended June 30, 2000.

         The cost of investments owned at June 30, 2000 (including the short-term investments) for federal income tax purposes was $214,556,512. Gross unrealized appreciation and depreciation of investments aggregated $10,478,881 and $17,241,420, respectively, resulting in net unrealized depreciation of $6,762,539.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended June 30, 2000, the Fund has reclassified amounts to reflect an increase in net investment income of $622,077, a decrease in accumulated net realized gain on investments of $559,568 and a decrease in capital paid-in of $62,509. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of June 30, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to non-deductible federal excise tax. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Select Dividend Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Select Dividend Trust (the "Fund") as of June 30, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at June 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 1, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended June 30, 2000.

         All the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 96.97% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the tax character of all distributions for calendar year 2000.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that the preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such a dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Select Dividend Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of John Hancock Patriot Select Dividend Trust (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                      WITHHELD
                                FOR                   AUTHORITY
                                ---                   ---------
Maureen R. Ford               8,657,079                155,382
Charles L. Ladner             8,658,480                153,981

         The preferred shareholders elected Ronald R. Dion and Richard S. Scipione to serve until their respective successors are duly elected and qualified, with votes tabulated as follows: 590 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ended June 30, 2000, with the votes tabulated as follows: 8,679,659 FOR, 67,950 AGAINST and 65,442 ABSTAINING.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                     ------------------
       A Global Investment Management Firm                         Bulk Rate
                                                                 U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
                                                               S. Hackensack, NJ
                                                                 Permit No. 750
                                                              ------------------













[LOGO] Printed on Recycled Paper                                      P300A 6/00
                                                                            8/00